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                                                                    EXHIBIT 99.1


                              FORBEARANCE AGREEMENT

         THIS FORBEARANCE AGREEMENT (the "AGREEMENT") dated as of February 2, 2001, relating to the Credit Agreement referenced below, is by and among AVTEAM, INC., a Florida corporation, the Subsidiaries of the Borrower identified as Guarantors on the signature pages hereto, the Lenders identified herein, and Bank of America, N.A., a national banking association, successor to NationsBank, N.A., as Administrative Agent. Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                                    RECITALS

         A. A $70 million credit facility has been extended pursuant to the terms of that Credit Agreement dated as of April 30, 1998 (as amended and modified prior to the date hereof, the "CREDIT AGREEMENT") among the Borrower, the Subsidiaries of the Borrower identified as Guarantors therein, the Lenders identified therein, and NationsBank, N.A. (predecessor to Bank of America, N.A.), as Administrative Agent.

         B. The Borrower has been and remains in default of: (i) each of the Financial Covenants set forth in paragraphs 7.9(b), 7.9(c), 7.9(d), 7.9(f) and 7.9(g) of the Credit Agreement; (ii) paragraph 5 of the Third Amendment to the Credit Agreement requiring the payment on or before January 31, 2001 of the balance of the Amendment Fee in the amount of $75,000; (iii) the interest payment due January 31, 2001 in the amount of $579,736.48; and (iv) the principal payment due on January 31, 2001 in the amount of $750,000, thereby resulting in the occurrence of Events of Default under the terms of the Credit Agreement which have not been cured.

         C. Lenders have the right to accelerate the maturity of the Obligations and demand payment in full of all amounts due thereunder, although they have not done so to date.

         D. As of January 31, 2001, the principal balance on the Obligations totals $64,610,372.57, in addition to which Lenders are owed interest as of January 31, 2001 in the amount of $579,736.48 and certain legal and accounting fees and other expenses incurred by the Lenders.

         E. The Borrower and the Guarantors have requested that the Lenders forbear from: (i) enforcing the terms of the Credit Agreement and the other Credit Documents pending Borrowers attempt to sell certain of its assets and apply the proceeds to the Obligations as part of a plan to restructure the Borrower's business; (ii) exercising their rights and remedies under the Credit Documents in light of the Events of Default now existing thereunder; and (iii) collecting the sums due Lenders described in Recital B above, and interest and principal payments that otherwise will become due and payable during the Forbearance Period as defined below.

         F. Lenders are willing to so forbear only if certain assets of Borrower are sold in a timely fashion.


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         G. Borrower and Guarantors have agreed that the terms and conditions of this Agreement are reasonably calculated to protect the Lenders' position.

         H. The requested forbearance requires the consent of the Lenders.

         I. The Lenders have consented to the forbearance requested by the Borrower and the Guarantors on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing Recitals, all of which Recitals the Credit Parties acknowledge are true and correct, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. INCREASED ROLE FOR FINANCIAL ADVISOR. On or before February 9, 2001, the Borrower shall select, and retain through the Forbearance Period defined below, a Financial Advisor ("ADVISOR") that is acceptable to the Administrative Agent in its sole discretion to direct the restructuring of the Borrower's and its Subsidiaries' business affairs. Advisor will provide to the Administrative Agent and the Lenders with respect to Borrower and its Subsidiaries: (i) Borrowing Base Reports on a weekly basis, (ii) consolidated and consolidating financial statements compared to budget on a monthly basis, (iii) on a weekly basis, forward-looking cash flow projections for the succeeding 13-week period, and (iv) such other reports and information as shall be requested from time to time by the Administrative Agent.

         2. ROLE FOR INVESTMENT BROKER. Notwithstanding the retention of an Advisor, the Administrative Agent and the Lenders agree that the Borrower and its Subsidiaries may continue to perform under that certain engagement agreement dated December 21, 2000 by and between Seabury Securities LLC, a NASD registered broker-dealer ("Seabury") and AVTEAM, Inc. (the "Company") (the "Engagement Agreement") in which Seabury shall serve as the exclusive financial advisor to pursue strategic alternatives available to the Company including, but not limited to (i) a sale of the Company in whole or in part; (ii) an equity participation in the Company; (iii) a joint-venture arrangement with a strategic partner and/or (iv) a divestiture of one or more of its wholly-owned subsidiaries.

         3. DISPOSITION OF PROCEEDS OF SALE OF AIRCRAFT ENGINES.

                  (a) Twenty-five percent (25%) of the proceeds, net of direct expenses of sale, from the sale of all aircraft engines included in the Borrowing Base shall be paid to the Administrative Agent in reduction of the Obligations as and when such proceeds are received.

                  (b) Fifty percent (50%) of the proceeds, net of direct expenses of sale, from the sale of all owned aircraft engines which are not included in the Borrowing Base shall be paid to the Administrative Agent in reduction of the Obligations as and when such proceeds are received.

                  (c) Fifty percent (50%) of any commission due Borrower from the sale of any and all engines consigned to Borrower or any Subsidiary shall be paid to the Administrative Agent in reduction of the Obligations as and when such proceeds are received.


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         4. INTERIM PAYMENT; APPLICATION. On or before February 28, 2001,
Borrower will make a payment to the Lenders in reduction of the Obligations in an amount equal to the amount, if any, by which $350,000 exceeds the amount theretofore paid to Lenders pursuant to the provisions of paragraph 3 above. All payments made from the proceeds of aircraft engine sales or otherwise shall be applied as provided in Section 3.14(b) of the Credit Agreement.

         5. EXCLUSION OF AIRCRAFT ENGINES FROM BORROWING BASE. Any aircraft engines which were not included in the Borrowing Base as reflected in the last Borrowing Base Report delivered to the Administrative Agent prior to the date of this Agreement shall not be included in the Borrowing Base in the future.

         6. FORBEARANCE PERIOD.

                  (a) The Forbearance Period shall commence on February 2, 2001 and end on March 31, 2001 subject to earlier termination in the sole discretion of the Lenders in the event of the occurrence of an Additional Default as defined herein.

                  (b) As used herein, the term "ADDITIONAL DEFAULT" means the failure of the Borrowers to comply with any of the provisions of this Agreement during the Forbearance Period or the occurrence of an Event of Default (other than a financial covenant default or payment default) under the Credit Agreement.

         7. LENDERS FORBEARANCE. During the Forbearance Period, but not thereafter, the Lenders shall:

                  (a) Defer collection of interest on the line of credit loans (including interest due on January 31, 2001); provided, however, the interest rate accruing after January 31, 2001 shall be at the Default Rate specified in the Credit Agreement; provided further, however, that if no Additional Default shall have occurred and be continuing, such Default Rate shall be replaced, retroactive to the beginning of the Forbearance Period (with any necessary adjustment being made in the interest paid or accrued during the Forbearance Period), with the non-default interest rate that would have been in effect during Forbearance Period under the Credit Agreement.

                  (b) Forbear from instituting proceedings or taking any other action to collect the $750,000 principal payment and the $75,000 Amendment Fee both due on January 31, 2001, accelerate the Obligations, or enforce any of their other rights and remedies under the Loan Documents.

         8. NO WAIVER OF DEFAULTS. Lenders are not waiving any defaults that existed on January 31, 2001 or that occurred or exist thereafter. After the expiration of the Forbearance Period, if any Event of Default exists, the Administrative Agent and the Lenders shall be entitled to exercise all their rights and remedies under the Credit Agreement and the other Credit Documents, foreclose their security interests in the Collateral, and take any further action authorized under the provisions of the Credit Agreement.


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         9. AUTOMATIC STAY WAIVER, ETC.. The Credit Parties hereby agree that, in consideration for the Lenders' entry into this Agreement and the other agreements made in the prior Amendments to the Credit Agreement and the other agreements made herein, in the event that any Borrower or Guarantor shall (i) file with any Bankruptcy Court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended ("BANKRUPTCY CODE"),
(ii) be the subject of any order for relief issued under the Bankruptcy Code,
(iii) be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (v) be the subject of an order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against Credit Parties for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or relief for debtors, then, subject to court approval, the Administrative Agent and Lenders shall thereupon be entitled, and the Borrower and Guarantors hereby irrevocably consent to and agree to stipulate to, relief from any automatic stay imposed by
Section 362 of the Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lenders as provided in the Credit Agreement and the other Credit Documents, and as otherwise provided by law; and provided, however, that such waiver of the automatic stay shall apply only to all engine parts and airframe parts owned by the Credit Parties, and shall not apply to all engines or all other assets necessary to the operation of the Credit Parties' Maintenance Repair and Overhaul Business, and Credit Parties hereby irrevocably waive any rights to object to such relief. This covenant is a material inducement for Lenders to accept this Agreement. The foregoing paragraph 9 of this Agreement shall survive and remain in full force and effect notwithstanding the expiration of the Forbearance Period or the termination of this Agreement prior to the expiration of the Forbearance Period.

         10. EFFECTIVENESS OF AGREEMENT. This Agreement shall be effective as of the date hereof upon the last to occur of (i) it being executed and delivered by the Borrower to the Administrative Agent, (ii) the execution and delivery to the Administrative Agent of counterpart copies hereof executed by the Required Lenders, and (iii) receipt by the Administrative Agent of evidence of payment of all fees and expenses of the Administrative Agent in connection with this Agreement.

         11. NO OTHER AMENDMENTS. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

         12. REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. Each Credit Party hereby represents and warrants that (a) after giving effect to this Agreement, each of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct as of the date hereof (except those which expressly relate to an earlier period), (b) except as set forth on
SCHEDULE 1 to this Agreement, no Credit Party is in default under or with respect to any Contractual Obligation (including, without limitation, any


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Operating Lease or any Capital Lease), and (c) no Credit Party has any claims, counterclaims, offsets or defenses to the Credit Documents and the performance of its obligations thereunder, including but not limited to the repayment of the Obligations.

         13. ACKNOWLEDGMENT AND CONSENT OF GUARANTORS; REAFFIRMATIONS. Each of the Guarantors (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

         14. RELEASE OF ADMINISTRATIVE AGENT AND LENDERS. In consideration of the Lenders' willingness to enter into this Agreement, each of the Credit Parties hereby releases the Administrative Agent, the Lenders, and the Administrative Agent's and the Lender's respective officers, employees, representatives, agents, counsel, trustees and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected, to the extent that any of the foregoing arises from any action or failure to act on or prior to the date of this Agreement.

         15. EXPENSES OF ADMINISTRATIVE AGENT. The Borrower agrees to pay upon demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and expenses of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. Notwithstanding any provision herein to the contrary, Borrower remains obligated to pay when due all of the professional fees and expenses incurred by the Administrative Agent and the Lenders as set forth in paragraph 6 of the Fourth Amendment to the Credit Agreement.

         16. INTREGATION. Each of the parties agree that this Agreement reflects the complete understanding of the parties, and supercedes any and all prior drafts of this Agreement, none of which prior drafts or other writings relating to this Agreement shall be admissible in any court in any case or proceeding to evidence the intention of any of the parties in making this Agreement.

         17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         18. GOVERNING LAW. This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Florida.


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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Forbearance Agreement to be duly executed and delivered as of the date first above written.

         BORROWER:         AVTEAM, INC.
         --------          a Florida corporation

                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------


GUARANTORS:                AVTEAM AVIATION FIELD SERVICES, INC.
----------                 a Florida corporation

                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------


LENDERS:                   BANK OF AMERICA, N.A., a national banking
-------                    association formerly known as NationsBank, N.A.,
                           individually in its capacity as a Lender and in its capacity as Administrative Agent

                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------

                           [Lenders' signatures continue on following page]



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                           SOUTHTRUST BANK

                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------

                           NATIONAL CITY BANK

                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------

                           NATIONAL BANK OF CANADA

                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------

                           BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.

                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------

                           WILLIAM E. SIMON & SONS SPECIAL SITUATION PARTNERS, L.P.
                           (by assignment from CITIZENS BANK OF MASSACHUSETTS, as successor to USTRUST)

                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------

                           BANK LEUMI LE-ISRAEL B.M. MIAMI AGENCY

                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------

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                       SCHEDULE 1 TO FORBEARANCE AGREEMENT
                       -----------------------------------





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